Equity Incentive Plans	6 Months Ended
Jun. 30, 2025
Share-Based Payment Arrangement [Abstract]
Equity Incentive Plans

11.            Equity Incentive Plans:

Details of the Company’s equity incentive plans and share awards granted through December 31, 2024 are discussed in Note 11 of the Company’s consolidated financial statements for the year ended December 31, 2024, included in the 2024 Annual Report.

In May 2025, the Company's Board of Directors adopted the 2025 Equity Incentive Plan (the “2025 Plan”) and reserved for issuance 1,245,000 common shares thereunder. On May 7, 2025, all of the 1,245,000 restricted common shares were granted to certain directors, officers and employees, of which 717,450 restricted common shares vest in November 2025, 403,947 restricted common shares vest in May 2026 and the remaining 123,603 common shares vest in May 2028. The fair value of each share was $14.96 based on the closing price of the Company’s common shares on the grant date.

The share-based compensation cost for the six-month periods ended June 30, 2024 and 2025, which is included under “General and administrative expenses” in the unaudited interim condensed consolidated income statements, amounted to $5,717 and $6,431, respectively.

A summary of the status of the Company’s non-vested restricted shares as of June 30, 2025 and the movement during the six-month period ended June 30, 2025 is presented below.

	Number of shares	Weighted Average Grant Date Fair Value
Unvested as at January 1, 2025	358,791	$24.97
Granted	1,680,450	14.96
Vested	(666,741)	18.95
Unvested as at June 30, 2025	1,372,500	$15.64

As of June 30, 2025, the estimated compensation cost relating to non-vested restricted share awards not yet recognized is $15,809 and is expected to be recognized over the weighted average period of 0.9 years. During the six-month period ended June 30, 2025, the Company paid $101 for dividends to shareholders of non-vested shares.